UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2004
                                  -------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-31566                      42-1547151
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                         07306-4599
------------------------------------------                      ----------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 7. Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

                Exhibit No.                    Description
                -----------                    -----------
                  99.1                         Press release dated July 26, 2004

Item 12. Results of Operations and Financial Condition.

        On July 26, 2004, Provident Financial Services, Inc. announced its earnings for the quarter ended June 30, 2004. A copy of the press release dated July 26, 2004, detailing earnings for this period is attached as Exhibit 99.1 to this report.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PROVIDENT FINANCIAL SERVICES, INC.



DATE:  July 27, 2004                   By:  /s/ Paul M. Pantozzi
                                            ------------------------------------
                                            Paul M. Pantozzi
                                            Chairman and Chief Executive Officer









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                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------
 99.1           Press release dated July 26, 2004.